UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          June 21, 2007 (June 15, 2007)
                Date of Report (Date of earliest event reported)

                     -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                       1-4141                13-1890974
 (State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
   incorporation or organization)                           Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: ? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b)) ? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)      Approval of Compensatory Arrangements

On June 15, 2007 the Human Resources & Compensation Committee and the Governance Committee (together, the "Committees") of the Board of Directors of The Great Atlantic & Pacific Tea Company, Inc., (the "Company"), under the authority of the Company's 1998 Long Term Incentive and Share Award Plan, approved the following actions in anticipation of the Company's acquisition of Pathmark Stores, Inc.:

o The Committees decided to recognize the Company's performance to date under the Company's 2005 Turnaround Incentive Compensation Program (the "TIP"). Specifically, subject to the closing of the Pathmark transaction, the applicable performance criteria will have been met with respect to two-thirds of the Restricted Share Units ("RSUs") that were granted to each participant under the TIP. Upon the closing of the Pathmark transaction, 50% of such RSUs will vest on the first day of the Company's 2008 Fiscal Year and the remaining 50% of such RSUs will vest on the first day of the Company's 2009 Fiscal Year. Vesting of the RSUs is further subject to all other terms, conditions, limitations, restrictions and eligibility requirements under the TIP.

o The Committees decided to recognize the Company's performance to date under the Company's 2006 Long-Term Incentive Program (the "LTIP"). Specifically, subject to the closing of the Pathmark transaction, the applicable performance criteria will have been met with respect to 125% of one-third of the Restricted Share Units ("RSUs") that were granted to each participant under the LTIP. Upon the closing of the Pathmark transaction, such RSUs will vest on or around May of 2009 in accordance with and subject to all other terms, conditions, limitations, restrictions and eligibility requirements under the LTIP.

o The Committees approved an Acquisition Closing and Integration Incentive Compensation Program (the "Integration Program"). The Integration Program is subject to: a) the closing of the Pathmark transaction; b) the achievement of certain Pathmark transaction closing performance criteria or certain Pathmark transaction synergy targets; c) the achievement of certain Company stock price targets over a performance period comprised of the three calendar years following the closing of the Pathmark transaction; and
     d) other terms, conditions, limitations, restrictions and eligibility requirements similar to those in the TIP and the LTIP. Depending on actual performance as compared with the foregoing targets, each executive officer can earn up to a maximum of 200% of the RSUs awarded them under the Integration Plan. Subject to the foregoing, the following grants of RSUs were made to the executive officers of the Company in connection with the Integration Program:


                  Christian W.E. Haub                27,927
                  Eric Claus                         27,927
                  Brenda Galgano                     21,032
                  Paul Wiseman                       17,513
                  Allan Richards                     14,042




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 21, 2007


                                  THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                                  By:    /s/ Allan Richards
                                         ---------------------------
                                         Allan Richards, Senior Vice
                                         President & Secretary